Exhibit 99.1

Investor Deck February 2016

Table of Contents Who We Are – pg. 3 2015 Strategic Highlights – pg. 4 Core Earnings Momentum – pg. 5 Loan and Deposit Growth – pgs. 6-9 Customer Engagement – pg. 10 Fee Business Growth – pg. 11 Controlled Expenses – pg. 12 Talent Recruitment – pg. 13 AMEB Culture – pg. 14 Acquisition Discipline – pg. 15 Long-term Focus – pg. 16 Why Invest In Us – pg. 17 Appendix – pg. 18-21 2

Who We Are Full service regional bank with a distinctive brand and culture, strong middle market opportunities, a solid foundation and ongoing momentum Assets: $7.8 billion Loans: $5.7 billion Deposits: $5.6 billion Wealth AUM: $1.4 billion Core Revenue: $270 million (LTM) Branches: 93 Footprint: New England and New York Market Capitalization: $902 million NYSE: BHLB 3 Note: All data as of 12/31/15

2015 Strategic Highlights Solid core earnings growth and improving profitability Grew core EPS to $2.09 in 2015 from $1.80 in 2014 Significant improvements in core ROE and core ROA Smooth integration of two acquisitions Hampden Bank – in-market acquisition that moved us into top 5 deposit market share in Springfield, MA Firestone Financial – a longstanding commercial specialty finance company based out of Needham, MA Announced the agreement to acquire 44 Business Capital A market leading provider and facilitator of SBA guaranteed loans Corporate Investment Recruited new CT Commercial Leader; Private Bankers and Wealth Portfolio Managers; Indirect Lending Leader; Benefits Insurance Manager; SBA Lending Teams Senior Executive Management – 5 promotions including Richard Marotta to President of Berkshire Bank and Sean Gray to Chief Operating Officer Promoted 8 driven and seasoned employees to Executive Management team Ongoing branch optimization 7 branches consolidated; 1 branch sold in 2015 23 branches consolidated, closed or sold in last 4 years 4 Note GAAP EPS was $1.36 for FY14 and $1.73 for FY15; see appendix for reconciliation.

Core Earnings Momentum 5 Note: Growth includes acquisitions. GAAP EPS was $0.97 for FY11 and $1.73 for FY15. GAAP revenue was $142 million and $268 million for those same periods. 16% Core EPS Growth (FY15/FY14) 13% Core Revenue Growth (FY15/FY14) $140 $266 $1.54 $2.09 $0.90 $1.40 $1.90 $2.40 $2.90 0 50 100 150 200 250 300 2011 2012 2013 2014 2015 Core Revenue Core EPS $ Millions

Note: All data as of 12/31/15; organic growth excludes acquisitions Strong Loan and Deposit Growth 6 8% Organic Loan Growth 10% Organic Deposit Growth 19% 9% 25% 11% 36% Deposit Mix DDA NOW MM Savings Time Note: Non - maturity Deposits 64% of Total Deposi ts 4% 23% 9% 18% 32% 14% Loan Mix CML Construction Non-Owner Occ CRE Owner Occ CRE C&I Residential Mortgage Consumer Note: CML Portfolio 54% of Total Loans

Diversified Loan Growth Strategies $ Millions 22% total loan growth LTM 8% organic total loan growth LTM Strategic growth in relationship based C&I Leveraging deal flow from team recruitment Continued market share growth Specialty lending expertise ABL Equipment financing (Firestone Financial) SBA guaranteed 7 Note: Organic growth excludes acquisitions 500 700 900 1,100 1,300 1,500 1,700 1,900 2,100 2,300 Mortgage CRE C&I Consumer $1,815 $2,060 $1,048 $802 2011 2012 2013 2014 2015

Strong Credit Quality 8 Disciplined credit standards Continued improvement in overall credit quality 188% ALLL to Non-accrual loans (4Q15) Note: All data as of 12/31/15 0.27% 0.25% 0.65% 0.29% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 1.00% 2011 2012 2013 2014 2015 NCO/Avg Loans NPA/Assets

Diversified Deposit Growth Strategies 20% increase in total deposits LTM 10% increase in organic total deposits LTM DDA focus: 13% organic growth in DDA’s LTM Diversifying deposit sources – institutional and brokered 9 Note: Organic growth excludes Hampden acquisition 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Demand NOW Money Market Savings Time Deposits $1,082 $511 $1,408 $601 $1,987 2011 2012 2013 2014 2015 $ Millions

Redefining Customer Engagement Engaging Branches Friendlier pods replace teller lines Automated cash handling – lowers cost and improves customer engagement Community rooms bring in traffic Universal bankers create one stop shop for personal banking and insurance needs Real time interactive customer feedback tool located in branches Instant issue debit cards available in branches for account holders Virtual / Alternative Sophisticated online and mobile platforms complement storefronts MyBanker travels to customer State of the art call center Enhanced online security Apple Pay® capabilities for deposit customers 10

Note: All data FY15 Focused on Fee Business Growth 11 8% fee income growth y/y 31% increase in loan related fees y/y Focus on secondary marketing and revenue diversification $1.4 Billion in Wealth assets under management with portfolio managers and trust advisors spread throughout the footprint Deposit 44% Loan 14% Mortgage Banking 7% Insurance 18% Wealth Management 17% Fee Revenue Mix

Controlled Expenses Efficiency ratio of 61.3% - with goal of returning sub-60% 23 branches closed, consolidated or sold in last 4 years New branches are smaller and more efficient and promote sales Ongoing Six Sigma initiatives including Mortgage, Finance and Firestone business lines Balancing operating costs and infrastructure investment for growth 12 Note: GAAP expenses to average assets measured 3.32% in 2011 and 2.72% in 2015 2.75% 2.47% 2.30% 2.40% 2.50% 2.60% 2.70% 2.80% 2011 2012 2013 2014 2015 Core Expenses to Average Assets

Talent Recruitment Drives Growth Success with recruited teams driving growth and profitability Key Characteristics Established, well respected talent formerly attached to large banks focused outside our regions Solid relationships within community Strong integration within and across business lines Business plans for breakeven and profitability 13 Middle Market Lending Albany (2009) ABL (2009) Central MA (2011) Syracuse (2013) Eastern MA (2013) NY (2014) Hartford (2014/15) Springfield (2015) Small Business New Head of Small Biz (2013) Central MA (2014) Hartford (2014) Central NY (2014) Albany (2014) SBA team (2015) Home Lending Greenpark Team (2012) MLO’s added in E. MA, RI, NH (2014) Wealth Management Renaissance Investment Group (2011) Vermont (2013) Eastern MA (2014) Central MA (2014) Albany (2015) CIO (2015) Financial Services Insurance (2007/2015) Private Banking (2011/2015) Investment Services (2012) MyBanker (2012) Tax Planning (2012)

AMEB Culture – Results Driven People, attitude and energy RIGHT core values – Respect, Integrity, Guts, Having Fun and Teamwork Engaging and innovative customer experience Driven to make a difference 14

Acquisition Discipline and Integration Experience 15 Rome (NY) Legacy (MA) CBT (CT) Beacon (NY) Hampden (MA) Combined Date closed 4/2011 7/2011 4/2012 10/2012 4/2015 Assets ($millions) 330 970 280 1,025 690 3,305 (Total) Price/TBV (%) 120 110 140 111 133 123 (average) EPS accretion ($) 0.10 0.10 0.04 0.22 0.08 0.54 (Total) TBV dilution ($) 0.57 0.43 0.65 1.20 0.22 0.61 (average) Payback period (years) 4 4 5-7 4 3 4.2 (average) Cost savings (%) 35 42 40 30 35 36 (average) Note: Metrics based on projections at announcement

Focused on Long-term Profitability Goals and Building Shareholder Value Grew core EPS 16% (Y/Y) Sequential improvements in core ROE and ROA 15% improvement in Core ROE (Y/Y) 12% improvement in Core ROA (Y/Y) NIM expanding ex-accretion due to improved loan yields and funding mix Efficiency ratio of 60.6% (4Q15) - with goal of returning to sub-60% Focused on asset sensitivity of interest income Continued strong credit metrics Double-digit core ROTE drives TBV growth and sustains revenue growth 12.7% Core ROTE (4Q15) 4% TBV growth (Y/Y) 5% increase in quarterly dividend to $0.20 per quarter (1Q16) 12% Total Shareholder Return (FY15) Note: All data as of 12/31/15 unless otherwise stated; please see appendix for reconciliation of non-GAAP numbers. 16

Why Invest in Us Well positioned footprint in attractive markets Strong core earnings momentum led by diversified revenue drivers and controlled expenses AMEB culture – results driven Acquisition discipline and integration experience Focused on long-term profitability goals and shareholder value Ticker BHLB Stock Price $26.30 Market Cap $815M 2016 Forward P/E 11.8x P/B 1.0x P/TBV 1.47x Dividend Yield 3.0% Avg. Daily Vol. 114k shares Source: SNL Financial a/o 02.04.16 Attractive Metrics Compared to Peers 17

Appendix Financial Performance and Goals Non-GAAP Reconciliation Forward-Looking Statements Disclaimer 18

Financial Performance and Goals 2011 2012 2013 2014 2015 Stated Financial Goals Core revenue growth 57% 40% 13% 7% 13% Net interest margin 3.61% 3.62% 3.63% 3.26% 3.31% Fee income/revenue 23% 26% 22% 24% 21% 30% Efficiency ratio 63% 59% 61% 63% 61% < 60% Core ROA 0.80% 0.98% 0.88% 0.73% 0.82% 1%+ Core ROE 5.8% 7.5% 6.9% 6.5% 7.4% 10%+ Core ROTE 11.0% 13.8% 12.4% 11.5% 12.5% 15%+ Core EPS $1.56 $1.98 $1.87 $1.80 $2.09 Dividends/share $0.65 $0.69 $0.72 $0.72 $0.76 Tangible BV per share $15.61 $15.63 $16.27 $17.19 $17.84 19 Note: GAAP EPS for those periods was $0.98, $1.49, $1.65, $1.36 and $1.73 respectively. Book value per share was $26.20, $26.53, $27.08, $28.17 and $28.64 for the above respective periods. GAAP ROA was 0.85%, 0.73%, 0.78%, 0.55% and 0.68% for the above respective periods. GAAP ROE was 6.16%, 5.62%, 6.09%, 4.87% and 6.15% for the above respective periods. Financial goals are future run-rate targeted in stages over the medium term.

Non-GAAP Reconciliation Note: Core results exclude acquisition, divestiture, systems conversion, accounting correction, discontinued operations and restructuring net charges after tax 20 (Dollars in thousands) 2011 2012 2013 2014 2015 Net income $ 17,348 $ 33,188 $ 41,143 $ 33,744 $ 49,518 Non-core revenue (net) (2,101) (1,485) (6,045) 9,691 (2,110) Non-core expense (net) 19,928 18,019 15,348 8,492 17,611 Income taxes (6,547) (6,114) (3,750) (7,185) (5,409) Net (income) loss from discontinued operations (914) 637 - - - Total core income (A) $ 27,714 $ 44,245 $ 46,696 $ 44,742 $ 59,610 Amortization of intangible assets (after tax) 2,542 3,203 3,161 2,887 2,138 Total core tangible income (B) $ 30,256 $ 47,448 $ 49,857 $ 47,629 $ 61,748 Total non-interest income $ 35,803 $ 54,056 $ 58,232 $ 47,770 $ 54,288 Non-core revenue (net) (2,101) (1,485) (6,045) 9,691 (2,110) Net interest income 106,520 143,388 168,752 178,691 213,849 Total core revenue $ 140,222 $ 195,959 $ 220,939 $ 236,152 $266,027 Total non-interest expense $ 116,055 $ 140,806 $ 157,359 $ 165,986 $196,830 Less: Non-core expense (net) (19,928) (18,019) (15,348) (8,492) (17,611) Core non-interest expense $ 96,127 $ 122,787 $ 142,011 $ 157,494 $ 179,219 (Dollars in millions, except per share data) Total average assets (C) $ 3,485 $ 4,532 $ 5,306 $ 6,171 $ 7,249 Total average equity (D) $ 481 $ 586 $ 675 $ 693 $ 805 Total average intangible assets 206 242 272 278 311 Total average tangible equity (E) $ 275 $ 344 $ 403 $ 415 $ 494 Total stockholders' equity, period-end $ 552 $ 667 $ 678 $ 709 $ 887 Less: Intangible assets, period-end (244) (274) (271) (276) (335) Total tangible stockholders' equity, period-end (F) $ 308 $ 393 $ 407 $ 433 $ 553 Total shares outstanding, period-end (thousands) (G) 21,147 25,148 25,036 25,183 30,974 Average diluted shares outstanding (thousands) (H) 17,952 22,329 24,965 24,854 28,564 Core earnings per common share, diluted (A/H) $ 1.54 $ 1.98 $ 1.87 $ 1.80 $ 2.09 Tangible book value per share, period-end (F/G) $ 15.51 $ 15.63 $ 16.27 $ 17.19 $ 17.84 Core return on assets % (A/C) 0.80 0.98 0.88 0.73 0.82 Core return on equity % (A/D) 5.76 7.52 6.92 6.46 7.40 Core return on tangible equity % (B/E) 10.99 13.77 12.37 11.48 12.49

Forward Looking Statements This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. Berkshire does not undertake any obligation to update forward looking statements. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger and other non-recurring costs. These measures are commonly used by investors in evaluating business combinations and financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring merger and systems conversion related expenses. Reconciliations are in earnings releases at www.berkshirebank.com and attached in this presentation. 21

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If you have any questions, please contact: Allison O’Rourke 99 North Street Pittsfield, MA 01202 Investor Relations Officer (413) 236-3149 aorourke@berkshirebank.com